Exhibit 99.B

Doug Foshee President and Chief Executive Officer Howard Weil Energy Conference March 20, 2006

Cautionary Statement Regarding Forward-looking Statements The reserves and production information in this presentation, and the reserve replacement costs derived from this information include the proved gas and oil reserves and production attributable to El Paso's 43 percent interest in Four Star Oil & Gas Company ("Four Star"). El Paso's Supplemental Oil and Gas disclosures, which are included in its Annual Report on Form 10-K, reflect its proportionate share of the proved reserves of Four Star separately from its consolidated proved reserves. In addition, the proved reserves attributable to its proportionate share of Four Star represent estimates prepared by El Paso and not those of Four Star. This presentation includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, changes in unaudited and/or unreviewed financial information; our ability to implement and achieve our objectives in the 2006 plan as set forth in this presentation, including achieving our debt-reduction targets, earnings and cash flow targets; changes in reserve estimates based upon internal and third party reserve analyses; the effects of any changes in accounting rules and guidance; our ability to meet production volume targets in our Production segment; uncertainties and potential consequences associated with the outcome of governmental investigations, including, without limitation, those related to the reserve revisions and natural gas hedge transactions; outcome of litigation, including shareholder derivative and class actions related to reserve revisions and restatements; our ability to comply with the covenants in our various financing documents; our ability to obtain necessary governmental approvals for proposed pipeline projects and our ability to successfully construct and operate such projects; the risks associated with recontracting of transportation commitments by our pipelines; regulatory uncertainties associated with pipeline rate cases; actions by the credit rating agencies; the successful close of our financing transactions; our ability to successfully exit the energy trading business; our ability to close our announced asset sales on a timely basis; changes in commodity prices for oil, natural gas, and power; inability to realize anticipated synergies and cost savings associated with restructurings and divestitures on a timely basis; general economic and weather conditions in geographic regions or markets served by the company and its affiliates, or where operations of the company and its affiliates are located; the uncertainties associated with governmental regulation; political and currency risks associated with international operations of the company and its affiliates; competition; and other factors described in the company's (and its affiliates') Securities and Exchange Commission filings. While the company makes these statements and projections in good faith, neither the company nor its management can guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. The company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the company, whether as a result of new information, future events, or otherwise. Cautionary Note to U.S. Investors - The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation that the SEC's guidelines strictly prohibit us from including in filings with the SEC. U.S. Investors are urged to consider closely the disclosures regarding proved reserves in this presentation and the disclosures contained in our Form 10-K for the year ended December 31, 2004, as amended, File No. 001-14365, available from by writing; Investor Relations, El Paso Corporation, 1001 Louisiana St., Houston, TX 77002. You can also obtain this form from the SEC by calling 1-800- SEC-0330. Non-GAAP Financial Measures This presentation includes certain Non-GAAP financial measures as defined in the SEC's Regulation G. More information on these Non-GAAP financial measures, including EBIT, EBITDA, free cash flow, and net debt, and the required reconciliations under Regulation G, are set forth in the appendix hereto. 3

Our Purpose El Paso Corporation provides natural gas and related energy products in a safe, efficient, and dependable manner the place to work the neighbor to have the company to own

A New Day for El Paso Restructuring complete Pipelines capturing major opportunities E&P creating value Financial position improving rapidly Substantial progress on legacy issues Macae and Araucaria

Where We Are Today-Pipelines Best overall pipeline franchise in North America Size - Growth opportunities Diversity - Management Storage Biggest backlog in history Rockies supply - Major market areas LNG - Storage Growth capital generates solid value Low risk Balance Incredible franchise

Leading Natural Gas Pipelines 13 Western Pipelines Eastern Pipelines Southern Pipelines Elba Island 26% total U.S. interstate pipeline mileage 36 Bcf/d capacity (25% of total U.S.) Best market connectivity Best supply access Leading pipeline integrity program

Leading Storage and LNG Player 233 Bcf 48 Bcf 36 Bcf 96 Bcf Elba Island LNG 7 Bcf Working Gas Capacity 413 Bcf storage/ 9.1 Bcfd withdrawal capacity 11% of US underground storage 1 of 4 existing onshore LNG terminals in U.S. 26% of U.S. terminal storage capacity

Unprecedented Growth FERC Certificated/ Under Construction Signed PA's Future Projects TGP NE ConneXion New England $108 MM 2007/08 136 MMcf/d TGP Essex- Middlesex $38 MM November 2007 82 MMcf/d TGP NE ConneXion NY/NJ $27 MM November 2006 42 MMcf/d SNG Cypress Phase I $241MM May 2007 220 MMcf/d SNG Elba Expansion II $158MM February 2006 360 MMcf/d FGT Phase VII $63MM May 2007 100 MMcf/d SNG Elba Expansion III & Elba Express $850MM 2010 - 2012 8.4 Bcf / 900 MMcfd TGP LA Deepwater Link $28 MM October 2006 850 MMcf/d TGP/ANR Eugene Island 371 $16 MM June 2006 200 MMcf/d Continental Connector $1+Billion 2007/08 1+ Bcf/d ANR Wisconsin 2006 $47 MM November 2006 168 MMcf/d ANR STEP $81 MM 2007/08 26 Bcf / 400 MMcf/d ANR Wisconsin 2007 $45 MM November 2007 100 MMcf/d Mexico JV- LPG Reynosa $53 MM (50%) July 2007 30,000 Bbl/d Mexico JV - Sonora $390 MM (33%) 2009 1,000-1,250 MMcf/d EPNG Sonora Lateral $91MM 2009/10 800 MMcf/d EPNG Line 1903 $74 MM December 2005 502 MMcf/d WIC Piceance Pipeline $132MM March 2006 333 MMcf/d WIC Kanda Lateral Up to $137MM January 2008 Up to 333 MMcf/d EPNG Arizona Storage $105MM 2009/10 350 MMcf/d Cheyenne Plains $385MM December 2005 755 MMcf/d CIG Yuma Lateral $22 MM October 2006 49 MMcf/d CIG Raton Basin Expansions $91MM 2005-2008 170 MMcf/d

Pipeline Outlook North America infrastructure requirements are tremendous El Paso will continue industry leadership Strong market presence with unmatched connectivity $450 MM-$550 MM of annual growth capital 2006 and beyond Continued success in recontracting Resolve EPNG and CIG rate cases 4%-6% EBITDA growth annually

Where We Are Today-E&P Portfolio rebalanced-50% increase in R/P Capex created value in 2005 and will again in 2006 New team and culture Deep inventory of opportunity Always room for improvement 2005 year end reserves: 2.7 Tcfe*, up 22% All-in F&D $2.36/Mcfe 94% of production replaced with drill bit 275% production replacement *Includes 43% interest in Four Star

Diverse Rebalanced Portfolio Rio de Janeiro Brazil Production of 53 MMcfe/d Reserves of 250 Bcfe GOM/SLA Average 179 MMcfe/d (213 MMcfe/d w/o hurricanes) YE reserves of 240 Bcfe 73% drilling success rate (8 of 11 wells) Generated PVR of 1.19 23 Onshore Production of 324 MMcfe/d* 29% organic production growth Reserves growth of 43% to 1,710 Bcfe* 99% drilling success rate of 453 of 454 wells Significant acquisition activity added 494 Bcfe Generated PVR of 1.23 Texas Gulf Coast Production of 211 MMcfe/d YE reserves of 468 Bcfe 89% drilling success rate (16 of 18 wells); 100% in 2H Generated PVR of 1.02, 1.65 in 2H *Includes our 43.1% share of Four Star

E&P 2006 Outlook EBITDA up 20%+ year-to-year Total production up 8%-11% year-to-year Reserve growth 5%-10% year-to-year Production will incline through year Reserve life should continue to grow E&P will break out in 2006

Stabilizing Reserve Profile 6.1 7.2 9.5/9.12 R/P Ratio: 1Includes our 43.1% share of Four Star 2Actual/hurricane adjusted 2003 2004 2005 2006E East 2520 2184 2668 2668 Year-end reserves: 2,520 Bcfe Year-end reserves: 2,184 Bcfe Year-end reserves: 2,668 Bcfe 2003 2004 2005 2006E East 410 107 137 105 303 273 305 Full-year production: 410 Bcfe Full-year production: 303 Bcfe Full-year production: 280/292 Bcfe2 9.8-9.0 Assuming 5-10% reserve growth: 2,800-2,950 Bcfe Plan production: 300-310 Bcfe 1 1

Improved Production Mix MMcfe/d 1/1/2004 2/1/2004 3/1/2004 4/1/2004 5/1/2004 6/1/2004 7/1/2004 8/1/2004 9/1/2004 10/1/2004 11/1/2004 12/1/2004 1/1/2005 2/1/2005 3/1/2005 4/1/2005 5/1/2005 6/1/2005 7/1/2005 8/1/2005 9/1/2005 10/1/2005 11/1/2005 12/1/2005 1/06E 2/06E 3/06E 4/06E 5/06E 6/06E 7/06E 8/06E 9/06E 10/06E 11/06E 12/06E International Less Disc 905 905 892 836 808 768 751 812 765 761 773 790 748 753 797 772 803 777 764 744 769 733 786 777 743 754 793 814 814 816 836 851 881 897 936 950 TGC 905 905 892 836 808 768 751 753 710 703 719 729 690 692 739 730 747 725 712 692 719 677 735 718 717 729 767 787 787 791 811 826 856 872 911 927 GOM 591 595 592 515 502 475 487 487 454 450 471 471 466 461 510 503 517 517 508 498 519 470 543 536 542 559 598 613 615 613 621 638 658 671 699 715 Onshore 215 222 235 218 223 228 228 243 245 235 244 236 220 235 286 282 292 309 319 315 411 406 415 406 407 409 412 415 421 426 433 442 447 455 461 468 TGC GOM Onshore (includes Four Star) International Katrina Expected 2005 to 2006 average volume growth of 8% to 11%

Healthy Drilling Inventory Inventory generates 1.15 PVR at $5.50 price deck Conventional Gas Onshore Division Texas Gulf Coast Non-Conventional Gas Onshore Oil Gulf of Mexico/South Louisiana Total Domestic International Total Company 133 43 353 62 29 620 9 629 2006 Plan Future Years Total 490 80 1,630 290 100 2,590 30 2,620 4 3 5 6 4 5 4 5 Number of Wells

Balanced Drilling Portfolio High (Pc < 40%) Med Low (Pc > 80%) % of 2006 Drilling Capital Risked Reserve Exposure (Bcfe) GOM Expl. Int'l Expl. GOM Dev. Ons. Expl. Onshore Dev. TGC Dev. 12% 46 20% 73 68% 342 Risk TGC Expl. Int'l Dev. 16 60 553 Gross Wells

Maintenance Burden Declining Lower Risk = Higher Value Source: Peers are 2006 estimates by JPM Equity Research, October 4, 2005; see Appendix for EP base assumptions Ratio of Maintenance Capex to Discretionary Cash Flow 45% 49% 57% 94%

Recent Success Wilcox Discoveries & Upside Potential Renger 1,2,3 ~15-20 Bcfe (gross) >25 MMcfe/d Klimitchek #1 152' Net Pay IP: Testing Klimitchek #1 discovery sets up 18 potential additional locations in multiple horizons: Well cost: $3 MM to $6 MM Potential reserves per well: 2-6 Bcfe 2005 Drilling Success 2006 Drilling Success Potential Locations EPPC Leasehold Outlines Lavaca County

Saga Development La Copita Field, Starr County Saga-1 2005 Drilling Success 2006 Drilling Success Additional Location Saga 2 Saga 3 Saga 1 Saga 2 Saga 3 Vx Rincon Vx Rincon Vx Rincon 2.8 2.4 1.6 (Drill) 6.6 9.4 Testing Well Formation Capex ($MM) Initial Produciton (MMcf/d) Net Pay (feet) 129 81 62

South Louisiana 2006 Early Success Catapult Long Point #1 Long Point #2 Cane Ridge GOM High Island A-351 #5 Tested at 46 MMcfe/d Currently completing Tested at 13 MMcfe/d Complete in 3Q Well Current Activity Net Pay (feet) 69 113 32 60 Working Interest 25% 25% 25% 100%

2006 Capital Program Maintenance1 Growth Total $ 575 470 $ 1,045 $ 700 2 300 $ 1,000 $ 1,275 770 $ 2,045 Pipelines Exploration & Production Total $ Millions Significant growth capital in core businesses 1Includes an estimated $100 MM of hurricane-related capex not recoverable from insurance 2Capital assumed to replace production

Debt Progression Net debt at 12/31/05 Sources Free cash flow Equity offering Asset sales and other Target net debt at 12/31/06 16.1 0.4 0.5 1.2 $ 14.0 $ Billions Reduced gross debt by $905 MM in January and February

2006 Financial Targets EPS of $0.95-$1.05 Does not include MTM impact from production-related derivatives EBITDA: $3.4 billion-$3.6 billion Capex: $2 billion $1,275 MM maintenance capital $770 MM growth capital +-$400 MM free cash flow after significant growth capital Note: Assumes $8/MMBtu natural gas and $60/Bbl WTI

Summary El Paso now on solid growth trajectory Pipelines have tremendous expansion backlog E&P creating solid value, building a multi-year inventory Continued debt reduction On track for a breakout year

Appendix

Disclosure of Non-GAAP Financial Measures The SEC's Regulation G applies to any public disclosure or release of material information that includes a non-GAAP financial measure. In the event of such a disclosure or release, Regulation G requires (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP. The required presentations and reconciliations are provided herein. Additional detail regarding non-GAAP financial measures can be reviewed in our full operating statistics posted at www.elpaso.com in the Investors section. El Paso uses the non-GAAP financial measure "earnings before interest expense and income taxes" or "EBIT" to assess the operating results and effectiveness of the company and its business segments. The company defines EBIT as net income (loss) adjusted for (i) items that do not impact its income (loss) from continuing operations, such as extraordinary items, discontinued operations, and the impact of accounting changes; (ii) income taxes; (iii) interest and debt expense; and (iv) distributions on preferred interests of consolidated subsidiaries. The company excludes interest and debt expense and distributions on preferred interests of consolidated subsidiaries so that investors may evaluate the company's operating results without regard to its financing methods or capital structure. The company defines EBITDA as EBIT plus Depreciation, Depletion and Amortization. El Paso's business operations consist of both consolidated businesses as well as substantial investments in unconsolidated affiliates. As a result, the company believes that EBIT and EBITDA , which includes the results of both these consolidated and unconsolidated operations, is useful to its investors because it allows them to evaluate more effectively the performance of all of El Paso's businesses and investments. We also believe that debt holders commonly use EBITDA to analyze company performance. Net Debt is defined as El Paso's total Financing Obligations as disclosed on the company's consolidated balance sheet net of cash and cash equivalents. Net Debt is an important measure of the company's total leverage. Investor's should be aware that some of El Paso's cash is restricted and not available for debt repayment . Total Liquidity is defined as cash that is easily available for general corporate purposes and available capacity under El Paso's $3 billion credit agreement and El Paso's $300 million borrowing base credit facility. Total Liquidity demonstrates the company's ability to meet current obligations and commitments. Per-unit total cash expenses equal total operating expenses less DD&A and other non-cash charges divided by total production. It is a valuable measure of operating efficiency. Free Cash Flow reflects operating cash after capital expenditures and payment of dividends and is indicative of cash that may be available for repayment of debt, acquisitions or new growth opportunities available to the company. Free Cash Flow does not account for all our non-discretionary expenditures, such as our mandatory debt service requirements. El Paso believes that the non-GAAP financial measures described above are also useful to investors because these measurements are used by many companies in the industry as a measurement of operating and financial performance and are commonly employed by financial analysts and others to evaluate the operating and financial performance of the company and its business segments and to compare the operating and financial performance of the company and its business segments with the performance of other companies within the industry. These non-GAAP financial measures may not be comparable to similarly titled measurements used by other companies and should not be used as a substitute for net income, earnings per share or other GAAP measurements.

2006 Core Earnings and Cash Flow* Reconciliation EBITDA DD&A EBIT Interest Taxes at 38% Net income Non-cash adjustments DD&A Non-cash taxes (90%) Working capital changes & other Operating cash Dividends Maintenance capital Discretionary cash Growth capital Free cash 55 $3,450-$3,560 1,100 $2,350-$2,460 1,275 408-450 $667-$735 $1,100 368-405 400+- $2,535-$2,640 $110 1,275 1,150-1,255 770 $380-$485 $0.95-$1.05 $3.62-$3.77 EPS Cash Per Share $ Millions, Except Earnings & Cash Per Share *Excludes MTM impact on hedges

Net Debt Reconciliation Total debt at 12/31/05 Total cash and cash equivalents Net debt at 12/31/05 $ 18.2 2.1 $ 16.1 $ Billions

Reserve Reconciliation Beginning balance 12/31/2004 Production Sale of reserves in place Purchases of reserves in place Extensions and discoveries Revisions Ending balance 12/31/2005 2,181 (280) (25) 529 242 21 2,668 Equivalent (Bcfe) Note: Includes our 43.1% share of Four Star (see Appendix) 22% Growth

Onshore TGC GOM International 1711 468 240 250 YE 2005 Reserves Base Total Reserves 2,668 Bcfe $9.2 Billion PV10% Onshore 1,710 Bcfe 64% TGC 468 Bcfe 18% GOM 240 Bcfe 9% Note: Includes our 43.1% share of Four Star International 250 Bcfe 9% PDP PDNP PUD 1262 285 634 PDP 1,579 Bcfe 59% PDNP 306 Bcfe 12% PUD 783 Bcfe 29%

Reserve Reconciliation Beginning balance 12/31/20041 Production Sale of reserves in place Purchases of reserves in place Extensions, discoveries, and other Revisions of previous estimates Ending balance 12/31/20052 Four Star Oil & Gas 2,181 (271) (25) 277 242 11 2,415 253 Equivalent Reserves (Bcfe) 1HH = $6.22/MMBtu, WTI = $43.45/Bbl 2HH = $10.08/MMBtu, WTI = $61.04/Bbl

2006 E&P Capital Allocation Onshore continues proven development program Texas Gulf Coast builds on 2H05 development success with exploration exposure GOM provides short-life, high-return investment opportunities with significant exploration exposure International builds for the future Total = $1,000 MM Texas Gulf Coast GOM/S. Lousiana Onshore International East 182 243 488 87 Texas Gulf Coast $180 MM Int'l $90 MM Onshore $490 MM GOM $240 MM

Average Rig Activity 1Q 2005 2Q 2005 3Q 2005 4Q 2005 2006E Drilling and Completion 23 22 20 19 29 Recompletions 5 7 5 2 6 Workovers 7 5 4 4 3 Total drilling and completion Total workovers Total recompletions 35 34 29 38 25

Production Related Derivative Schedule See El Paso's Form 10-K filed 3/7/06 for additional information on the company's derivative activity 1Hedge price and cash price are identical for 2007-2012 Note: 2006 and beyond positions as of December 31, 2005

Maintenance Burden as Percent of Discretionary Cash Flow Key Assumptions "Maintenance Capital" is defined as capital required to replace 100% of production at an assumed F&D rate Actual F&D data used for 2004 and 2005; 2006 assumed equal to 2005 "Discretionary Cash Flow" is defined as operating cash flow, excluding changes in working capital, and includes interest expense assuming debt of $0.75/Mcfe of reserves at 8.5% interest Production (Bcfe) Drillbit + acquisition F&D Maintenance capital Discretionary cash flow 298 $3.61 1,075 1,143 94% 280 $ 2.41 675 1,175 57% 305 $ 2.41 735 1,506 49% 2004 2005 2006 Maintenance Burden Calculation Note: JPM Equity Research analysis assumes $7.80 price deck in 2006; EP projections used $8.00; all EP numbers include equity interest in FSOG

Sensitivity Analysis1 EBITDA2 Earnings per share Free cash flow $ Millions, Except Earnings Per Share $ 69 $ 0.10 $ 69 $1.00 Change in Gas Prices $1.00 Change in Oil Prices 20 MMcf/d at $8.00 Production Free cash flow positive down to $5.50/MMBtu + ^ $ (61) $ (0.09) $ (61) + ^ $ 4 $ 0.01 $ 4 $ (4) $ (0.01) $ (4) $ 42 $ 0.06 $ 42 + ^ $ (42) $ (0.06) $ (42) 1Full year 2006 2Includes change in Four Star distributions; excludes MTM changes

Doug Foshee President and Chief Executive Officer Howard Weil Energy Conference March 20, 2006